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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - SEPTEMBER 1, 2004
                                 ---------------

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

            BERMUDA                               001-31341                        98-0416483
(State or other jurisdiction of            (Commission File Number)              (IRS Employer
 incorporation or organization)                                                Identification No.)

                 THE BELVEDERE BUILDING                                               HM 08
                   69 PITTS BAY ROAD                                                (Zip Code)
                   PEMBROKE, BERMUDA
        (Address of principal executive offices)

                                 (441) 295-7195
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

        On September 1, 2004, Platinum Underwriters Holdings, Ltd. issued a press release announcing a consulting arrangement with Robert V. Deutsch. The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits.

           Exhibit 99.1 Press release dated September 1, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PLATINUM UNDERWRITERS HOLDINGS, LTD.


                                         By:     /s/ Michael E. Lombardozzi
                                                 --------------------------
                                                 Michael E. Lombardozzi
                                                 Executive Vice President,
                                                 General Counsel and Secretary


Date:  September 1, 2004


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                                  Exhibit Index

Exhibit
Number                         Description

99.1                           Press release dated September 1, 2004.